Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

21-17

Investors - Kip Rupp, CFA, IRC	Media – Liz James
Quanta Services, Inc.	Sard Verbinnen & Co
(713) 341-7260	(281) 881-5170

QUANTA SERVICES COMPLETES THE PREVIOUSLY ANNOUNCED ACQUISITION

OF BLATTNER

Increases Exposure to Large and Growing Renewable Energy Markets (Wind, Solar and Energy Storage)

Positions Quanta as an Industry Leader to Collaborate with Customers to Shape the U.S. Energy Transition

HOUSTON – Oct. 14, 2021 – Quanta Services, Inc. (NYSE: PWR) announced today that it has completed the previously announced acquisition of Blattner Holding Company (Blattner), one of the largest and leading utility-scale renewable energy infrastructure solutions providers in North America. Founded in 1907 and headquartered in Avon, Minnesota, Blattner provides front-end engineering, procurement, project management and construction services to leading renewable energy developers for wind, solar and energy storage projects.

Duke Austin, Quanta’s President and Chief Executive Officer, commented, “We are excited to complete the acquisition of Blattner and look forward to collaborating with our customers to shape North America’s energy transition to a carbon-neutral economy. Pairing Blattner’s large-scale and leading renewable energy solutions with Quanta’s electric transmission and substation solutions positions us to deliver a comprehensive approach for our customers. Together we are focused on what we believe are the most attractive areas of the electric infrastructure complex.”

About Quanta Services

Quanta Services is a leading specialized contracting services company, delivering comprehensive infrastructure solutions for the utility, renewable energy, communications, pipeline and energy industries. Quanta’s comprehensive services include designing, installing, repairing and maintaining energy and communications infrastructure. With operations throughout the United States, Canada, Australia and select other international markets, Quanta has the manpower, resources and expertise to safely complete projects that are local, regional, national or international in scope. For more information, visit www.quantaservices.com.

Cautionary Statements About Forward-Looking Statements and Information

This press release (and any oral statements regarding the subject matter of this press release) contains forward-looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements relating to expectations regarding the future financial and operational performance of Quanta or Blattner; the projected impact and benefits of Blattner on Quanta’s operating or financial results; expectations regarding Quanta’s or Blattner’s business or financial outlook; expectations regarding Quanta’s plans, strategies and opportunities; expectations regarding opportunities, technological developments, competitive positioning, future economic and regulatory conditions and other trends in particular markets or industries; the potential strategic benefits and synergies expected from the acquisition of Blattner; the business plans or financial condition of Quanta’s or Blattner’s customers; expected realization of remaining performance obligations and backlog; the development of and opportunities with respect to future projects, including renewable and other projects designed to support transition to a carbon-neutral economy; potential opportunities that may be indicated by bidding activity or discussions with customers or by prior projects performed for customers; trends and growth opportunities in relevant markets, including Quanta’s and Blattner’s ability to obtain future project awards; the expected value of contracts or intended contracts with Quanta’s or Blattner’s customers, as well as the scope, services, term or results of any awarded or expected projects; Quanta’s ability to successfully integrate the operations of Blattner; as well as other statements reflecting expectations, intentions, assumptions or beliefs about future events and other statements that do not relate strictly to historical or current facts. These forward-looking statements are not guarantees of future performance, involve or rely on a number of risks, uncertainties, and assumptions that are difficult to predict or are beyond our control, and reflect management’s beliefs and assumptions based on information available at the time the statements are made. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by our forward-looking statements and that any or all of our forward-looking statements may turn out to be inaccurate or incorrect. Forward-looking statements can be affected by inaccurate assumptions and by known or unknown risks and uncertainties including, among others, market, industry, economic, financial or political conditions that are outside of the control of Quanta, including economic, energy, infrastructure and environmental policies and plans that are adopted or proposed by the U.S. federal or state governments and weakness in capital markets or the ongoing and potential impact on financial markets and worldwide economic activity of the COVID-19 pandemic and governmental responses thereto; quarterly variations in operating results, liquidity, financial condition, cash flows, capital requirements and reinvestment opportunities, including the ongoing and potential impact to Quanta’s and Blattner’s business, operations and supply chains of the COVID-19 pandemic; the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and business and governmental responses thereto on Quanta’s and Blattner’s operations, personnel and supply chains and on commercial activity and demand across Quanta’s and Blattner’s business and their customers’ businesses, as well as the inability to predict the extent to which the COVID-19 pandemic will adversely impact the business, financial performance, results of operations, financial position, liquidity, cash flows, the prices of Quanta’s securities and achievement of Quanta’s strategic objectives; trends and growth opportunities in relevant markets, including Quanta’s and Blattner’s ability to obtain future project awards; the ability to achieve the expected benefits from the acquisition of Blattner, including the failure of the acquisition to be accretive to Quanta’s earnings or the failure of Blattner to produce anticipated financial or operational results; the inability to successfully integrate and realize synergies from the acquisition of Blattner; the potential adverse impact resulting from uncertainty surrounding the acquisition of Blattner, including the ability to retain key personnel from the acquired business and the potential increase in risks already existing in Quanta’s operations or poor performance or decline in value of the acquired business; growth outpacing Quanta’s decentralized management and infrastructure; unexpected costs or unexpected liabilities that may arise from the acquisition of Blattner; the successful negotiation, execution, performance and completion of anticipated, pending and existing contracts; loss of customers with whom Quanta or Blattner have long-standing or significant relationships; competitive dynamics, including Quanta’s or Blattner’s ability to effectively compete for new projects and market share; the future development of, and market for, renewable energy resources; the failure of existing or potential legislative actions to result in increased demand for Quanta’s and Blattner’s services; and other risks and uncertainties detailed in Quanta’s Annual Report on Form 10-K for the year ended Dec. 31, 2020, Quanta’s Quarterly Reports on Form 10-Q for the quarters ended Mar. 31, 2021 and Jun. 30, 2021, and any other documents that Quanta files with the Securities and Exchange Commission (SEC). For a discussion of these risks, uncertainties and assumptions, investors are urged to refer to Quanta’s documents filed with the SEC that are available through the company’s website at www.quantaservices.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at www.sec.gov. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Quanta does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Quanta further expressly disclaims any written or oral statements made by any third party regarding the subject matter of this press release.